                         SETTLEMENT AND SEPARATION AGREEMENT

    AGREEMENT made this 15th day of May, 1997 by, between and among Free Trade Distributors, Inc. ("Free Trade"), Trade Zone Distributors, Inc. ("Trade Zone") and Electronics Communications Corp. ("ECC") ("Free Trade", "Trade Zone" and "ECC" are sometimes hereinafter collectively referred to as "ECC"), and Bell Atlantic NYNEX Mobile, Inc. ("BANM"), NYNEX Mobile Communications, Inc. ("NYNEX"), Bell Atlantic Mobile Systems, Inc. ("Bell Atlantic") and Cellco Partnership ("Cellco"). ("BANM", "NYNEX", "Bell Atlantic" and "Cellco" are sometimes hereinafter collectively referred to as "BANM.")

                                   R E C I T A L S:

    WHEREAS, ECC and BANM, through one or more of its and/or their Representatives (as hereinafter defined) entered into certain "Agency Agreements," dated November 1, 1993 and February 10, 1995, respectively, pursuant to which ECC was appointed as an agent for each of NYNEX and Bell Atlantic to solicit cellular telephone activations and services in certain designated geographic areas; and otherwise have entered into a certain "OMNI" Debit Card Program, and one or more customer agreements of general import (all of the foregoing agreements and arrangements being hereinafter collectively referred to and defined as the "Agreements"); and

    WHEREAS, BANM has succeeded to all of the business and assets of NYNEX, Bell Atlantic and/or Cellco, by way of merger, consolidation or otherwise, solely in connection with the Agreements, as above referred to and defined; and

    WHEREAS, ECC and BANM are desirous of providing for an orderly termination of all of the Agreements, and any and all rights and obligations thereunder; and are desirous of obtaining and arranging for a separation from the various relationships between them, arising therefrom, including the resolution and payment of all obligations and liabilities thereunder, and the termination of all terms, conditions, restrictions and covenants contained in the Agreements, and a final disposition, resolution and settlement of all other matters of every kind and nature with respect to such Agreements, and the relationships between ECC and BANM;

    NOW, THEREFORE, IT IS AGREED, as follows:

    1.   Settlement of All Amounts Due and Payable.

    Controversies exist with respect to the payment of various invoices, bills and statements from BANM to ECC, reflecting claims of payment obligations of ECC to BANM, and with respect to commissions and other amounts claimed to be due from BANM to ECC. Any and all of such amounts of every kind and nature due between and among BANM, ECC, and ECC and BANM, whether contingent, fixed or inchoate, and whether known or unknown, are hereby fixed, determined and settled by BANM's agreement and obligation hereunder to pay to ECC the lump sum of $95,000.00, by delivering to ECC's attorneys, Rosenberg & Fein, as attorneys, a certified or bank cashier's check in said amount or by delivering funds in such amount via Federal Funds Wire Transfer upon the execution and delivery of this Settlement and Separation Agreement, pursuant to instructions to be provided by Rosenberg & Fein.

    2.   Release of All Liabilities, Restrictions,
         Covenants and Obligations -- Contractual or Otherwise.

    In addition, controversies also exist between and among ECC and BANM with respect to the renewal of one or more of the Agreements, and/or with respect to the renewal or other continuation of certain rights and obligations there. Accordingly, upon the execution of this Agreement, and by the execution and delivery of the General Releases in the form annexed hereto, and upon the delivery, collection and payment of the sum of $95,000.00, as provided in PARA "1", BANM and ECC intend to, and do hereby, terminate in all respects the Agreements, and each of them, and all rights and obligations thereunder of each and every kind and nature; and ECC and BANM do hereby release and discharge each other, and each and all their respective Representatives, from any and all obligations, liabilities, restrictions, and covenants of any kind and nature, under, and pursuant to, the Agreements, and each of them, including, without limitation, any and all non-competition, non-solicitation, restrictive covenant, confidentiality, non-circumvention or other contractual provisions, including any claims of unfair trade practices, and any and all other claims of any and all nature between the parties hereto; and from and after the execution and delivery of this Agreement, and the performance of the obligations at Closing hereunder (whether in person or otherwise), each of ECC and BANM, and each of their Representatives, shall be free to pursue and conduct their business(es) as if the Agreements had never been entered into or existed -- it being the intention of the parties to make this mutual release of any and all liabilities as broad as legally possible, without reservation of any kind or nature.

    3.   General Releases.

    To effectuate the foregoing purposes, each of ECC and BANM shall execute, and contemporaneously deliver at the Closing of this Agreement, General Releases in the form annexed hereto.

    4.   Separation; No Disparagement.

    As noted above, the foregoing provisions contained in PARAPARA "1", "2" and "3" preceding are intended to set forth the basis of, and obligation for, an orderly, responsible and business-like separation of the parties with respect to the obligations, responsibilities and relationships set forth in and/or created by the Agreements. The parties have determined and agree that it is in their collective and respective best interests that they should also separate, and they do hereby agree to separate, from the relationships created by the Agreements in a manner and way such that neither party disparages the business, business practices, credit, expertise, stewardship or other aspects of the business, staff or prospects of the other, from and after the date hereof, as related to any aspect or relationship pertaining to, existing under, and/or created by the Agreements; except as may result from the good faith and professional prosecution of competitive, business-like endeavors, by such parties in the ordinary course of their business, without regard to the transactions and occurrences which are the subject of this "Settlement and Separation Agreement."

    5.   Definitions.

    For all purposes of this Settlement and Separation Agreement, the term "Representative" shall be liberally construed and shall mean and include, but shall not be limited to, all agents, employees, officers, executives, directors, subsidiaries, associates and affiliates (as those terms are defined under the Securities Act of 1933, and the Securities and Exchange Act of 1934, each as amended, or otherwise), of each of ECC and BANM, and any others who directly, or indirectly, represent, or act on behalf of, or for, the benefit of, in any manner, the person or entity referred to, and shall also include and encompass for these purposes, any corporation, partnership, joint venture, or other entity, in which such person has an equity, voting or other substantial and substantive interest, of record or beneficially, and any company and entity with which such person is associated or affiliated.

    6.   Binding Effect.

    All the terms of this Agreement shall be binding upon ECC and BANM and each of its, or their employees, shareholders, representatives, successors, assigns or administrators, and shall inure to the benefit of each of ECC and BANM, and any of their successors or assigns or transferees, whether by operation of law, or otherwise.

    7.   Attorneys' Fees and Costs.

    In the event of a breach of any term or provision hereof, or the filing of a suit or other legal proceeding in connection with the enforcement of any provision hereof, the prevailing party shall, in addition to any other remedies available to it, be entitled to reimbursement or the direct payment of its attorneys' fees and costs from the losing party; provided such legal proceeding is prosecuted to completion and determination is made by a judge or jury as to the prevailing party.

    8.   Entire Agreement - Modification.

    This Agreement and any other agreements or instruments executed concurrently herewith, and contemplated hereunder, constitute the entire agreement between the parties hereto with respect to the subject matter hereof. No claim of waiver, modification or amendment, consent or acquiescence with respect to any of the provisions hereof, shall be made against any party, except on the basis of a written instrument duly executed by all adverse parties, or potential adverse parties, and duly acknowledged.

    9.   Governing Law.

    This Agreement shall be deemed executed and delivered in the State of New York, and this Agreement shall, in all respects, be construed in accordance with, and governed by, the laws of the State of New York.

    10.  Each Party is Represented by Separate Counsel.

    Each of the parties hereto represents and acknowledges that it has been represented in the negotiation and consummation of this Agreement by their own counsel; and the terms, conditions and provisions of this Agreement have been fully negotiated at arms-length. Accordingly, there shall not be any presumption in favor of any party in the construction, interpretation or enforcement of this Agreement by reason of any rules of construction against the party preparing this Agreement, or any other similar rules of construction and interpretation.

    11.  Counterparts.

    This Agreement shall be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The number of counterparts, which shall in all respects be identical, shall be marked in the upper right-hand corner of the first page of each such counterpart and shall be initialed by a representative of each party.

    IN WITNESS WHEREOF, this Agreement has been executed by the Undersigned on the date first written above.

ELECTRONICS COMMUNICATIONS                  TRADE ZONE DISTRIBUTORS, INC.
  CORP.

By: --------------------------------        By: --------------------------------
    /s/ Les Winder                              /s/ Les Winder
    Authorized Representative                   Authorized Representative

FREE TRADE DISTRIBUTORS, INC.                  BELL ATLANTIC NYNEX MOBILE, INC.

By: --------------------------------        By: --------------------------------
    /s/ Les Winder                              /s/ S. Mark Tuller
    Authorized Representative                   Authorized Representative

CELLCO PARTNERSHIP, AS ASSIGNEE OF          CELLCO PARTNERSHIP, AS ASSIGNEE OF
NYNEX MOBILE COMMUNICATIONS, INC.           BELL ATLANTIC MOBILE SYSTEMS, INC.

By: Bell Atlantic NYNEX Mobile, Inc.        By: Bell Atlantic NYNEX Mobile, Inc.

By: --------------------------------        By: --------------------------------
    /s/ S. Mark Tuller                          /s/ S. Mark Tuller
    Authorized Representative                   Authorized Representative

CELLCO PARTNERSHIP

By: Bell Atlantic NYNEX Mobile, Inc.

By: --------------------------------
    /s/ S. Mark Tuller
    Authorized Representative                        {Acknowledgments Overleaf}

STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK      )

    On May 9, 1997, before me personally came Les Winder, the Exec. V.P. of Electronics Communications Corp., to me known, and known to me to be the authorized officer who executed this instrument, and he acknowledged to me that he set his hand and seal this day on behalf of Electronics Communications Corp.


                                    /s/ Jeffrey L. Rosenberg
                                    ------------------------------------------
                                    N O T A R Y  P U B L I C


STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK      )

    On May 9, 1997, before me personally came Les Winder, the Exec. V.P. of
Free Trade Distributors, Inc., to me known, and known to me to be the authorized officer who executed this instrument, and he acknowledged to me that he set his hand and seal this day on behalf of Free Trade Distributors, Inc..


                                    /s/ Jeffrey L. Rosenberg
                                    ------------------------------------------
                                    N O T A R Y  P U B L I C


STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK      )

    On May 9, 1997, before me personally came Les Winder, the Exec. V.P. of Trade Zone Distributors, Inc., to me known, and known to me to be the authorized officer who executed this instrument, and he acknowledged to me that he set his hand and seal this day on behalf of Trade Zone Distributors, Inc.


                                    /s/ Jeffrey L. Rosenberg
                                    ------------------------------------------
                                    N O T A R Y  P U B L I C

STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK      )

    On May 14, 1997, before me personally came S. Mark Tuller, the Vice President Legal & External Affairs, General Counsel; Secretary of Bell Atlantic NYNEX Mobile, Inc., to me known, and known to me to be the authorized officer who executed this instrument, and he acknowledged to me that he set his hand and seal this day on behalf of Bell Atlantic NYNEX Mobile Corp.


                                    /s/ Martha J. Liotta
                                    ------------------------------------------
                                    N O T A R Y  P U B L I C

STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK )

    On May 14, 1997, before me personally came S. Mark Tuller, the Vice President Legal & External Affairs, General Counsel; Secretary of Bell Atlantic NYNEX Mobile, Inc., the managing general partner of Cellco Partnership, assignee of NYNEX Mobile Communications, Inc., to me known, and known to me to be the authorized officer who executed this instrument, and he acknowledged to me that he set his hand and seal this day on behalf of Cellco Partnership.


                                    /s/ Martha J. Liotta
                                    ------------------------------------------
                                    N O T A R Y  P U B L I C

STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK )

    On May 14, 1997, before me personally came S. Mark Tuller, the Vice President Legal & External Affairs, General Counsel; Secretary of Bell Atlantic NYNEX Mobile, Inc., the managing general partner of Cellco Partnership, assignee of Bell Atlantic Systems, Inc., to me known, and known to me to be the authorized officer who executed this instrument, and he acknowledged to me that he set his hand and seal this day on behalf of Cellco Partnership.


                                    /s/ Martha J. Liotta
                                    ------------------------------------------
                                    N O T A R Y  P U B L I C

STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK      )

    On May 14, 1997, before me personally came S. Mark Tuller, an authorized signatory of Bell Atlantic NYNEX Mobile, Inc., to me known, and known to me to be the authorized signatory for and on behalf of Cellco Partnership, and who executed this instrument as an authorized representative of Bell Atlantic NYNEX Mobile, Inc., which exercised this instrument for and on behalf of Cellco Partnership.


                                    /s/ Martha J. Liotta
                                    ------------------------------------------
                                    N O T A R Y  P U B L I C